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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-50516               13-4104684
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                 File Numbers)         Identification No.)

        3 Times Square, 12(th) Floor
               New York, NY                                          10036
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  (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100

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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
             Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01. REGULATION FD DISCLOSURE

         On October 21, 2004, Eyetech Pharmaceuticals, Inc. announced that benefits of Macugen (TM) (pegaptanib sodium injection) in treating neovascular age-related macular degeneration were sustained for two years. The full text of the press release issued in connection with the announcement is filed as Exhibit
99.1 to this Current Report on Form 8-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004               EYETECH PHARMACEUTICALS, INC.


                                     By:     /s/ Glenn P. Sblendorio
                                             ----------------------------------
                                     Name:   Glenn P. Sblendorio
                                     Title:  Senior Vice President, Finance and
                                             Chief Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.       Description
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
99.1              Press release dated October 21, 2004, of Eyetech
                  Pharmaceuticals, Inc. announcing that benefits of Macugen (TM)
                  (pegaptanib sodium injection) in treating neovascular age-related macular degeneration were sustained for two years.
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